UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2010 (October 12, 2010)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-13762	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Indenture for 3.00% Exchangeable Senior Notes due 2017

On October 12, 2010, SL Green Realty Corp.’s (the “Company”) operating partnership, SL Green Operating Partnership, L.P. (“SL Green OP”), completed its previously announced offering (the “Offering”) of $345.0 million aggregate principal amount of its 3.00% Exchangeable Senior Notes due 2017 (the “Notes”), including $45.0 million aggregate principal amount of the Notes issued pursuant to an option granted to Citigroup Global Markets Inc., the initial purchaser of the Notes (the “Initial Purchaser”), to cover over-allotments, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The Notes are unconditionally guaranteed (the “Guarantee”) by Reckson Operating Partnership, L.P. (“Reckson”), a wholly-owned subsidiary of SL Green OP.  Net proceeds from the Offering of the Notes, after underwriting discounts and SL Green OP’s estimated fees and expenses, are expected to be approximately $336.5 million.

The Notes were issued pursuant to an indenture, dated as of October 12, 2010 (the “Indenture”), among SL Green OP, as issuer, Reckson, as guarantor, the Company and The Bank of New York Mellon, as trustee (the “Trustee”).  The Notes mature on October 15, 2017 (the “Maturity Date”).  The Notes bear interest at a rate of 3.00% per annum, computed on the basis of a 360-day year composed of twelve 30-day months, and interest on the Notes will be payable on April 15 and October 15 of each year, beginning on April 15, 2011.

The Notes and the Guarantee will be the senior unsecured obligations of SL Green OP and Reckson, respectively, and rank pari passu with all of SL Green OP’s and Reckson’s respective senior indebtedness and senior to all of SL Green OP’s and Reckson’s respective existing and future subordinated indebtedness. The Notes and the Guarantee will be structurally subordinated to all existing debt of the Company’s subsidiaries (other than SL Green OP and Reckson), including their respective guaranties under SL Green OP’s senior unsecured credit facility. The Notes will effectively be junior to all of SL Green OP’s and Reckson’s existing and future secured debt.

The Notes are redeemable by SL Green OP, in whole or in part, at any time to the extent necessary to preserve the qualification of the Company as a real estate investment trust, or “REIT,” for U.S. federal income tax purposes.  The holders of the Notes have the option to require SL Green OP, upon the occurrence of certain designated events, to repurchase all of their Notes, in whole or in part, for cash at a purchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

The Notes are exchangeable for cash and, if applicable, shares of common stock, par value $0.01 per share, of the Company.  If settled in stock, the Company will deliver shares of its common stock to satisfy any future exchange of the Notes.  The initial conversion price will be approximately $85.81 per share of common stock which represents approximately a 30% conversion premium over the last reported sale price of the Company’s common stock on October 5, 2010, which was $66.01 per share.

The Indenture provides for customary events of default.  In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default under the Indenture occurs and is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The description of the Indenture contained in this report is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibits 4.1 to this report and incorporated herein by reference.

Registration Rights Agreement

On October 12, 2010, SL Green OP, Reckson and the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchaser, on behalf of the purchasers of the Notes, related to the shares of the Company’s common stock issuable upon exchange of the Notes.  The Registration Rights Agreement requires the Company to, among other things: (i) file a shelf registration statement, or a prospectus supplement under an existing shelf registration statement, with the Securities and Exchange Commission, on or prior to the 90th day after the first date of original issuance of the Notes, covering the resale of the shares of the Company’s common stock, if any, issuable upon exchange of the Notes; and (ii) use its commercially reasonable efforts to keep the applicable shelf registration statement effective until the earlier of (a) the 35th trading day immediately following the Maturity Date and (b) the date on which there are no longer any notes or “restricted” exchange shares of the Company’s common stock outstanding.

Upon the occurrence and continuance of customary events of registration default, additional interest will accrue on the Notes at a rate of 0.25% per annum on the principal amount of the Notes, with respect to the first 90-day period immediately following the occurrence of such a registration default, and at a rate of 0.50% per annum on the principal amount of the Notes from and after the 91st day following such a registration default. In no event will additional interest exceed 0.50% per annum and no additional interest will be paid on Notes that have been exchanged for the Company's common stock.  Additional interest will accrue from and including the day immediately following such a registration default to but excluding the earlier of (i) the day on which the registration default is cured and (ii) the date the applicable shelf registration statement is no longer required to be kept effective for the Company's common stock.

The description of the Registration Rights Agreement contained in this report is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibits 10.1 to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
4.1

Indenture, dated as of October 12, 2010, by and among SL Green Operating Partnership, L.P. as Issuer, Reckson Operating Partnership, L.P., as Guarantor, SL Green Realty Corp. and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.00% Exchangeable Senior Notes due 2017 of SL Green Operating Partnership, L.P. (included in the indenture filed as Exhibit 4.1 of this Form 8-K).
10.1

Registration Rights Agreement, dated as of October 12, 2010, by and among SL Green Operating Partnership, L.P., Reckson Operating Partnership, L.P., SL Green Realty Corp. and Citigroup Global Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP.

/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC

/s/ Gregory F. Hughes
Gregory F. Hughes
Treasurer

Date: October 14, 2010